EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Stem Cell Therapy International, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Calvin Cao, President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     February 12, 2007    /s/Calvin Cao
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                                Calvin Cao, Chief Executive Officer